UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2024

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2024, Barnwell Industries, Inc. (“BII” or the “Company”) announced that, effective April 1, 2024, Mr. Craig Hopkins would become the Chief Executive Officer and President of the Company. Mr. Alexander C. Kinzler, the current Chief Executive Officer and President, will remain as the Company’s General Counsel and, effective April 1, 2024, will become the Company’s Corporate Secretary.  Mr. Kinzler, a member of the Company’s Board of Directors (the “Board”), will become, effective April 1, 2024, Executive Chairman of the Board, and Mr. Kenneth Grossman, the current Chairman of the Board, will become Vice Chairman of the Board on that date.

Mr. Hopkins, age 50, joined Octavian Oil Ltd. (“Octavian”) in February 2017 and Barnwell of Canada (“BOC”) in July 2020. Both companies are subsidiaries of BII.  He currently serves as the President of Octavian and as BOC’s President and Chief Operating Officer. Mr. Hopkins will continue to serve in those positions.

There is no arrangement or understanding between Mr. Hopkins and any other person pursuant to which Mr. Hopkins is being appointed as Chief Executive Officer and President of the Company, and there is no family relationship between Mr. Hopkins and any of the Company’s directors or executive officers. Mr. Hopkins has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Hopkins’s current annual compensation consists of a base salary of the U.S. dollar equivalent of $225,000 Canadian dollars. He received an annual bonus of $78,000 Canadian dollars for fiscal year 2023. The Board is consider adjustments to Mr. Hopkins’s compensation. Any material change to his compensation would be discussed in an amendment to this Current Report on Form 8-K or in another applicable report filed with the Securities and Exchange Commission.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 19, 2024, the Board amended Article V, Section 5.01 of the Bylaws of the Company to remove the requirement that the President of the Company must be a member of the Board.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On February 20, 2024, the Company issued a press release. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated By-laws of the Company

99.1	Press release dated February 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2024

BARNWELL INDUSTRIES, INC.

	By:	/s/ Alexander C. Kinzler
		Name:	Alexander C. Kinzler
		Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-laws of the Company

99.1	Press Release dated February 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)